                               STONE BRIDGE FUNDS, INC.
                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Nicholson constitutes and appoints John Y. Keffer, Max Berueffy, Michael D. Martins and David I. Goldstein, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Stone Bridge Funds, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                            /s/ Joseph J. Nicholson
                                            ----------------------------------
                                            Joseph J. Nicholson

Dated:  October 26, 1995

                               STONE BRIDGE FUNDS, INC.
                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that David Pinter constitutes and appoints John Y. Keffer, Mark D. Fried and David I. Goldstein and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N1-A and any or all amendments thereto of Stone Bridge Funds, Inc. and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                            /s/ David B. Pinter
                                            ---------------------------------
                                            David Pinter

Date:  July 1, 1992

                               STONE BRIDGE FUNDS, INC.
                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that Max J. Schwartz constitutes and appoints John Y. Keffer, Mark D. Fried and David I. Goldstein and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N1-A and any or all amendments thereto of Stone Bridge Funds, Inc. and to file the same, with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                            /s/ Max J. Schwartz
                                            ---------------------------------
                                            Max J. Schwartz

Dated:  November 2, 1993

                               STONE BRIDGE FUNDS, INC.
                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that Seymour G. Siegel constitutes and appoints John Y. Keffer, Max Berueffy, Michael D. Martins and David I. Goldstein, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Stone Bridge Funds, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                            /s/ Seymour G. Siegel
                                            ---------------------------------
                                            Seymour G. Siegel
Date:  October 26, 1995